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EXHIBIT 10.31. First Amendment to Amended and Restated Shareholders' Agreement
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                               FIRST AMENDMENT TO
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT


          THIS FIRST AMENDMENT TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT (this "First Amendment") is entered into as of March 31, 1997 by and among Maurice Marciano, as Trustee of the Maurice Marciano Trust (1995 Restatement), Paul Marciano, as Trustee of the Paul Marciano Trust dated February 20, 1986, Armand Marciano, as Trustee of the Armand Marciano Trust dated February 20, 1986, the Maurice Marciano 1996 Grantor Retained Annuity Trust, the Paul Marciano 1996 Trust (collectively, the "Stockholders") and Guess ?, Inc., a Delaware corporation, having its principal office and place of business at 1444 South Alameda Street, Los Angeles, California 90021 (hereinafter referred to as the "Corporation").

          WHEREAS, the Stockholders and the Corporation are parties to an Amended and Restated Shareholders' Agreement dated as of August 8, 1996 (the "Shareholders' Agreement"), which governs, among other issues, the management and ownership of the shares of Common Stock owned by the Stockholders;

          WHEREAS, the Stockholders and the Corporation desire to amend the Shareholders' Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties hereto as follows:

          Section 1. Amendments to Shareholders' Agreement. The Shareholders' Agreement is hereby amended as follows:

          (a) Legends on Certificates. The legend set forth in Section 3 of the Shareholders' Agreement is hereby amended to read in its entirety as follows:

          "'The shares represented by this Certificate may not be assigned, sold, transferred, hypothecated, or otherwise disposed of, except in accordance with the Amended and Restated Shareholders' Agreement dated as of August 8, 1996 (as the same may be amended, modified or supplemented from time to time), which is on file at the office of the issuer.'"

          (b) Restrictions on Disposition. Section 4(E) of the Shareholders' Agreement is hereby amended to read in its entirety as follows:

               "E. Nothing in this Section shall prohibit the transfer of shares, (1) on the death of the settlor of any Stockholder, (a) by his will or other instrument disposing of his property on death (including an instrument creating any Stockholder) or (b) pursuant to the laws of descent and distribution applicable to his estate, (2) by any Stockholder to its settlor (identified in the instrument creating the Stockholder, as in effect on the date hereof or the date on which such Stockholder becomes a party hereto, as the case may be), or to any trust created by such settlor for the principal benefit of
(a) such settler or (b) such settlor and one or more of such


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settlor's lineal descendants, (3) by any Stockholder to any one or more of the lineal descendants of the settlor (identified in the instrument creating the Stockholder, as in effect on the date hereof or the date on which such Stockholder becomes a party hereto, as the case may be) of such Stockholder, or to any trust for the exclusive benefit of any such lineal descendants; provided, that any such transfer in trust shall not be prohibited solely because the terms of such trust provide a remainder interest to or for the benefit of one or more persons who is not a lineal descendant of the settlor, so long as such interest is payable only in the event that neither such settlor nor any such lineal descendant of the settlor is then living or (4) in connection with a registered offering of shares of Common Stock by any Stockholder pursuant to the Registration Rights Agreement dated as of August 1, 1996 among the Stockholders and the Corporation. Any successor or transferee who receives shares pursuant to an event described in clause (1), (2) or (3) above shall, as a condition of such transfer, enter into an agreement to be bound by the provisions of this Restated Agreement in its entirety, shall be deemed to be a 'Stockholder' hereunder and, for purposes of this subsection, if an individual, shall be deemed to be the 'settlor of a Stockholder.'"

          Section 2. References to and Effect on Shareholders' Agreement. (a) Upon the effectiveness of this First Amendment, on and after the date hereof, each reference in the Shareholders' Agreement to "this Restated Agreement", "this Agreement", "hereunder", "hereof", "herein," or words of like import referring to the Shareholders' Agreement shall mean and be a reference to the Shareholders' Agreement as amended hereby.

          (b) Except as specifically amended above, the Shareholders' Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          Section 3. Effectiveness. This First Amendment shall become effective when executed by each of the parties hereto.

          Section 4. Invalidity of any Provision. The invalidity or unenforceability of any provision of this First Amendment shall not affect the other provisions hereof, and the First Amendment shall be construed in all respects as if such invalid or unenforceable provisions were omitted, provided that the parties shall negotiate in good faith to replace the invalid provision with a valid provision reflecting the same balance of economic interests.

          Section 5. Further Action. A copy of this First Amendment shall be made a part of the minutes of the Corporation.

          Section 6. Applicable Law. This First Amendment shall be construed in accordance with the laws of the State of Delaware.

          Section 7. Entire Agreement. This First Amendment and the Shareholders' Agreement supersede all agreements as to the subject matter hereof and thereof among the Stockholders and the Corporation, including in each case amendments to the Shareholders' Agreement executed by the Stockholders and the Corporation prior to the date hereof. This First Amendment and the Shareholders' Agreement set forth all of the provisions, covenants, agreements, conditions and undertakings between the parties hereto


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with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings express or implied, oral or written as to the subject matter hereof.

                              [Signature pages follow]


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          IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be executed as of the date first hereinabove written.

                                   GUESS ?, INC.


                                   By:
                                      Name:
                                      Title:


                                   STOCKHOLDERS

                                   MAURICE MARCIANO TRUST
                                   (1995 RESTATEMENT)


                                   By:
                                      Maurice Marciano
                                      Trustee


                                   PAUL MARCIANO TRUST
                                   DATED FEBRUARY 20, 1986


                                   By:
                                      Paul Marciano
                                      Trustee


                                   ARMAND MARCIANO TRUST
                                   DATED FEBRUARY 20, 1986


                                   By:
                                      Armand Marciano
                                      Trustee


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                                   MAURICE MARCIANO 1996 GRANTOR
                                   RETAINED ANNUITY TRUST


                                   By:
                                      Paul Marciano
                                      Co-Trustee


                                   By:
                                      Gary W. Hampar
                                      Co-Trustee


                                   PAUL MARCIANO 1996 GRANTOR
                                   RETAINED ANNUITY TRUST


                                   By:
                                      Maurice Marciano
                                      Co-Trustee


                                   By:
                                      Joseph H. Sugerman
                                      Co-Trustee


                                   ARMAND MARCIANO 1996 GRANTOR
                                   RETAINED ANNUITY TRUST


                                   By:
                                      Maurice Marciano
                                      Co-Trustee


                                   By:
                                      Marc E. Petas
                                      Co-Trustee


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